                                     [LOGO]

DEAR SHAREHOLDERS:                                       April 16, 1999

     We are pleased to present to you the First Quarter Report of The Burnham Fund for 1999.

BURNHAM FUND FIRST QUARTER DATA
-------------------------------------------------------------

On March 31, 1999 The Burnham Fund's net asset value per share for Class A, B and C shares was $34.55, $35.49, and $34.78, which represent increases for the quarter of 6.4%, 6.2% and 6.2%, respectively. The Burnham Fund outperformed its benchmarks for the quarter: the average growth and income fund was up 2.1% according to Lipper Analytical Services, and Morningstar's Large Cap Blend Index was up 3.4%. The Burnham Fund did not declare a first quarter dividend to shareholders of record on March 31, 1999.

A few comments about the dividend, and a review of our investment objective are in order at this time. In 1997 we articulated our intention to focus on the core objective of the Burnham Fund - long term capital appreciation with income as a secondary objective. The fund had in prior years maintained the majority of its assets in both growth and income producing equities, and it also owned a fixed income portfolio for yield and defensive measures. Its dividend was far above the 'peer group' of growth and income funds. The Tax Reform Act of 1997 lowered the tax rate on long term capital gains to 20%, but it kept dividend and short term capital gains rates at earned income rates of up to 40%. It became necessary for advisers to focus even more on tax efficient investment strategies. These strategies involve reducing income and short term capital gains, favoring long term over short term gains (and as in this quarter, sometimes eliminating them) reducing portfolio turnover, and other measures.

The tax treatment of capital gains and income are very important issues for shareholders to consider because they have a large impact on total return. The Burnham Fund's tax efficiency ratio as measured by Morningstar, is at a 90.4% average over the last three years, which means that 90.4% of the year's total return remains with you, or is reinvested, after taxes.

FIRST QUARTER MARKET REVIEW
-------------------------------------------------------------

The equity markets continued to march ahead in the first quarter of 1999. At March 31, 1999, the S & P 500 was up 5.0%, and the Dow Jones Industrial Average was up 7.0%. We attribute the strength in the quarter to positive economic trends that, for the last several years, have driven this market. Since 1998's year end, reported economic figures have been exceptionally strong: GDP for the fourth quarter was up 5.9%, housing starts have increased, weekly earnings and personal income have risen, and retail sales have been buoyant. There were concerns in January that the Federal Reserve would raise rates in the wake of strong economic indicators, but rates were left alone as inflation remains low. Aiding this rally has been the resolution of President Clinton's impeachment concerns, stabilization of Asian markets, and the probable bottoming of the South American financial crisis.

The Burnham Fund's equity allocation as of the end of the quarter was 91.6%. The top performing sectors of the S & P 500 for the quarter were: Financial Services and Technology, sectors that are overweighted in The Burnham Fund. Stocks that were exceptionally strong for the quarter include: Citigroup, Cisco Systems, America Online, Gap Inc., Walmart, and Qwest Communications. Our weaker equities were in the petroleum sector, but that sector of the S & P 500 was up approximately 5.0% because energy prices worldwide have strengthened since year end. New positions to the fund include: Sovereign Bancorp Inc., a Pennsylvania bank holding company that is growing through acquisitions and deposits; Sun Microsystems, the leading supplier of internet equipment; and Com21, a telecommunications equipment manufacturer that makes modems for use in linking home cable systems to the internet. Positions eliminated include Daimler Chrysler and Associates First Capital.

OUTLOOK
-------------------------------------------------------------

We hold to our premise stated in the annual report that the equity markets look attractive at this time. We

[LOGO]

believe that the United States is in a unique environment of positive economic forces. Notably:

 A technology and communications revolution that tends to smooth out the business cycle, improve corporate management and planning, and expand profit margins and bottom line earnings. The internet is viewed be a revolutionizing force in reshaping the distribution of goods and services, and which may add considerable growth to this economic cycle;

 Continued low inflation and stable interest rates at reasonable levels, the result of continuous spending on technology, and the lack of pricing flexibility in many industries;

 Near elimination of the federal deficit;

 The government's encouraging individual investing through lowering capital gains taxes and liberalizing retirement programs;

 Record breaking inflows of tax deferred and discretionary investment into mutual funds from systematic investment programs and other retirement vehicles;

 Increased level of corporate merger and acquisition activity as corporations seek new distribution avenues both in the United States and abroad, taking advantage of 'economies of scale';

 A shrinking supply of common stock from accelerating corporate stock buyback activity.

As of the end of the first quarter, the S & P 500 index stood at 25x1999 earnings estimates and had a dividend yield of 1.2%. By historical measures, these are high valuations. We think that given the factors stated above, a premium market valuation is warranted. We continue to favor companies with earnings growth potential of at least 15% to 20% per year for five years. We search for long term investments in the equities of companies that contribute to the trend of improving corporate productivity and improving competitiveness - and reducing price inflation. Technology, the internet, e-commerce and telecommunications are the engines of improving productivity. Companies in which we invest should have leading products, innovative management with a shareholder-value orientation, superior financial underpinnings, and a healthy dividend history (when possible). Companies whose stock is undervalued relative to its past or future potential, or those which may benefit from restructuring actions are of interest to the Fund. (We avoid 'low valuation' industries where the earnings outlook is less certain, and earnings may disappoint analysts.) We are also monitoring Year 2000 issues as they affect our investments, and to the extent to which companies in the Fund are on track with compliance.

Volatility in the markets will continue, but we believe that unless the fundamentals of the markets change for the worse, investors will be rewarded. We would be concerned if economic conditions changed so that we might anticipate an upward change in the direction of interest rates. We are also concerned about escalating involvement in the Balkans, and the reaction of US markets if NATO's offensive includes the deployment of ground troops.

BURNHAM INVESTORS TRUST
-------------------------------------------------------------

This is the final quarterly report that you will receive from the Burnham Fund as an independent mutual fund. On or about May 3, The Burnham Fund Inc. shares will be transferred 'tax-free' to The Burnham Fund portfolio of Burnham Investors Trust, your new and expanded fund family. (The Burnham Fund's investment objective, positions, and management will be unchanged in this reorganization, which was approved by shareholders in November, 1998.) The new products that will comprise the Trust include:

 BURNHAM FUND - a growth and income fund;

 BURNHAM DOW 30 FOCUSED FUND - a capital appreciation fund which pursues its goal by investing in stocks represented by the Dow Jones Industrial Average and DJIA equivalents.

                                                                          [LOGO]

 BURNHAM FINANCIAL SERVICES FUND - a growth fund that focuses on the financial services sector;

 BURNHAM MONEY MARKET FUND - an instrument to maintain current income consistent with maintaining liquidity and preserving capital.

As a Burnham Fund shareholder, the new fund family 'Plain English' prospectus will be mailed to you, along with information pertinent to you and your account. We look forward to introducing these new products to you.

JON M. BURNHAM'S ENGAGEMENTS ON FINANCIAL NEWS PROGRAMS
-------------------------------------------------------------

Portfolio Manager Jon Burnham appears as a regular guest on CNBC, CNN/FN and Bloomberg Radio and Cable Television. Please feel free to call 1-800-874 - FUND for his schedule, so you may hear his latest investment thoughts and ideas. We would be happy to include you in our fax distribution of his schedule.

We look forward to serving your investment needs in the Burnham Investors Trust.

I.W. Burnham, II                                 Jon M. Burnham,

I.W. Burnham, II                                 Jon M. Burnham,
Chairman                                             President &
                                               Portfolio Manager




                                       CUMULATIVE PERFORMANCE COMPARISON

                                                        CUMULATIVE % CHANGE                        AVERAGE ANNUALIZED % CHANGE
                                           ---------------------------------------------          ------------------------------
                                            1 YR        3 YR         5 YR         10 YR            1 YR        3 YR        5 YR
                                           ------      -------      -------      -------          ------      ------      ------
DOW JONES INDUSTRIAL AVERAGE
 (W/DIVIDENDS)                             13.16%       85.10%      199.80%      459.00%          13.16%      22.78%      24.56%
STANDARD & POOR'S 500 INDEX
 (W/DIVIDENDS)                             18.47%      110.03%      220.49%      467.76%          18.47%      28.06%      26.23%
MORNINGSTAR LARGE CAP BLEND AVERAGE        12.01%       84.44%      160.79%      350.68%          12.01%      22.64%      21.13%
MORNINGSTAR GROWTH & INCOME AVERAGE         7.42%       76.47%      152.11%      320.66%           7.42%      20.84%      20.31%
LEHMAN BROTHERS GOVERNMENT/CORPORATE
 BOND INDEX                                 6.54%       25.08%       45.11%      138.54%           6.54%       7.75%       7.73%
3-MONTH CERTIFICATE OF DEPOSIT              5.00%       16.02%       29.09%       69.95%           5.00%       5.08%       5.24%

                                         10 YR
                                         ------
DOW JONES INDUSTRIAL AVERAGE
 (W/DIVIDENDS)                           18.78%
STANDARD & POOR'S 500 INDEX
 (W/DIVIDENDS)                           18.96%
MORNINGSTAR LARGE CAP BLEND AVERAGE      16.25%
MORNINGSTAR GROWTH & INCOME AVERAGE      15.45%
LEHMAN BROTHERS GOVERNMENT/CORPORATE
 BOND INDEX                               9.08%
3-MONTH CERTIFICATE OF DEPOSIT            5.45%

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average total return for Class A shares, assuming the reinvestment of dividends and excluding the maximum sales charge for the one, five and ten year periods ended March 31, 1999 were 16.48%, 19.62% and 13.98%, respectively. Such performance assuming the imposition of the Class A shares' maximum 5% sales charge for the same periods would have been 10.65%, 18.40% and 13.39%, respectively. For Class B and C shares, average total return for the one and five year periods ended March 31, 1999 were 15.66%, 16.27% and 18.83%, 18.75%, respectively. For Class B and C shares, average life of class return for the period October 18, 1993 (inception date) to March 31, 1999 were 15.80% and 15.91%, respectively. Class B shares bear a maximum contingent deferred sales charge of 5% if they are redeemed within the first year of purchase. Such performance assuming the imposition of the contingent deferred sales charge of 4% for the one and five year periods ended March 31, 1999, and life of class were 11.66%, 18.73% and 15.60%, respectively. Class C shares bear a maximum contingent deferred sales charge at a rate of 1% if they are redeemed within the first year of purchase.

                             INVESTMENT PERSPECTIVE

                         EQUITY PORTFOLIO DISTRIBUTION
                           by Industry Classification
                                 March 31, 1999

                                            % Total
                                        Equity Portfolio
                                        ----------------
Computer Products & Software..........         26.7%
Banking...............................         11.0%
Telecommunications Network &
  Services............................          9.3%
Energy -- Oil & Gas Refining..........          8.4%
Pharmaceuticals.......................          8.2%
Automotive............................          3.9%
Telecommunications Equipment..........          3.5%
Real Estate Investment Trusts.........          3.0%
Consumer Products.....................          2.9%
Other.................................         23.1%
                                             -------
Total Equities........................       100.00%
                                             -------
                                             -------

                  TOTAL PORTFOLIO DISTRIBUTION BY ASSET CLASS
                                 March 31, 1999

                                [PIE CHART]
                       Cash & Cash Equivalents 5%
                       Convertible Preferred Securities 1%
                       Corporate & Convertible Bonds 2%
                       Common Stocks 92%

TOP 10 EQUITY HOLDINGS
March 31, 1999

                              Number of                  % of
                               Shares       Value     Net Assets
                              ---------  -----------  ----------
Citigroup Inc. ..............  120,000   $ 7,665,000     4.61%
Microsoft Corp. .............   80,000   $ 7,167,500     4.31%
Cisco Systems Inc. ..........   60,000   $ 6,575,625     3.95%
America Online Inc. .........   40,000   $ 5,840,000     3.51%
The Bank of New York Co.,
  Inc. ......................  160,000   $ 5,750,000     3.46%
Siebel Systems Inc. .........  120,000   $ 5,677,500     3.41%
Pfizer Inc. .................   40,000   $ 5,550,000     3.34%
Lucent Technologies Inc. ....   50,000   $ 5,387,500     3.24%
Ford Motor Company...........   90,000   $ 5,107,500     3.08%
Intel Corp. .................   40,000   $ 4,755,000     2.86%
                                         -----------  ----------
TOP 10 EQUITY HOLDINGS                   $59,475,625    35.77%
                                         -----------  ----------
                                         -----------  ----------



                               CUMULATIVE RETURN
                     OF A HYPOTHETICAL $10,000 INVESTMENT*
                         FROM INCEPTION (JUNE 15, 1975)
                           THROUGH MARCH 31, 1999

                           THE BURNHAM FUND--CLASS A
                        Value of hypothetical investment
                            on March 31, 1999: $233,687

6/15/75        $10,000                   2/87          56,860
   8/75          9,175                   5/87          58,903
  11/75          9,792                   8/87          60,619
   2/76         11,171                  11/87          53,524
   5/76         11,670                   2/88          56,242
   8/76         11,693                   5/88          57,606
  11/76         12,130                   8/88          58,486
   2/77         11,485                  11/88          59,883
   5/77         11,854                   2/89          63,167
   8/77         11,485                   5/89          66,632
  11/77         11,656                   8/89          70,484
   2/78         11,407                  11/89          73,520
   5/78         12,379                   2/90          71,004
   8/78         13,682                   5/90          72,256
  11/78         13,168                   8/90          69,518
   2/79         13,932                  11/90          72,217
   5/79         14,487                   2/91          76,332
   8/79         16,010                   5/91          75,695
  11/79         16,265                   8/91          79,515
   2/80         15,526                  11/91          85,195
   5/80         17,829                   2/92          84,030
   8/80         19,798                   5/92          84,086
  11/80         21,777                   8/92          88,077
   2/81         22,273                  11/92          91,758
   5/81         22,193                   2/93          94,864
   8/81         19,647                   5/93          96,930
  11/81         21,220                   8/93         101,228
   2/82         20,375                  11/93         100,355
   5/82         20,464                   2/94          95,416
   8/82         22,325                   5/94          95,432
  11/82         25,928                   8/94          99,011
   2/83         27,563                  11/94          98,565
   5/83         29,595                   2/95         103,959
   8/83         29,262                   5/95         111,078
  11/83         29,067                   8/95         117,053
   2/84         28,145                  11/95         122,663
   5/84         28,241                   2/96         128,180
   8/84         30,463                   5/96         131,116
  11/84         31,166                   8/96         134,468
   2/85         33,481                  11/96         144,252
   5/85         36,579                   2/97         145,638
   8/85         35,897                   5/97         166,387
  11/85         41,191                   8/97         177,598
   2/86         46,888                  11/97         179,923
   5/86         50,145                   2/98         200,621
   8/86         47,103                   5/98         209,439
  11/86         50,169                   8/98         181,446
                                        11/98         219,679
                                      3/31/99         233,687

          LIFE OF FUND
     CUMULATIVE PERCENT RETURN:
                      2,236.87%
ANNUAL COMPOUND RATE OF RETURN:
                         14.14%



                                    [GRAPH]


* All performance analyses shown herein represent past performance and are not indicative of future performance. All dividends and distributions from income and capital gains have been continually reinvested. Performance does not include the imposition of the maximum 5% sales charge. Performance for other classes of the Fund will be greater or less than the data shown in the graph and tables based on differences in sales charges and fees paid by shareholders investment in the different classes of the Fund.

                                   AVERAGE ANNUAL TOTAL RETURN
                                   Period ended March 31, 1999

--------------------------------------
One Year......................  16.48%
Three Years...................  22.16%
Five Years....................  19.62%
Ten Years.....................  13.98%
Fifteen Years.................  15.16%
Twenty Years..................  15.14%

                                                                          [LOGO]

                            STATEMENT OF NET ASSETS
                                 March 31, 1999

                                   NUMBER OF
                                     SHARES          VALUE(c)
--------------------------------------------------------------
COMMON STOCKS                91.64%
AEROSPACE                     0.91%
  General Motors Corporation
    Class H.......................    30,000(a) shs. $1,513,125
                                                   ------------
AIR FREIGHT                   1.12%
  FDX Corporation. ...............    20,000(a)       1,856,250
                                                   ------------
AUTOMOTIVE                    3.59%
  Ford Motor Company..............    90,000          5,107,500
  General Motors Corp. ...........    10,000            868,750
                                                   ------------
                                                      5,976,250
                                                   ------------
BANKING                      10.08%
  The Bank of New York Co.,
    Inc. .........................   160,000          5,750,000
  Chase Manhattan Bank............    12,000            975,750
  Citigroup Inc. .................   120,000          7,665,000
  Fleet Financial Group Inc. .....    40,000          1,505,000
  Sovereign Bancorp Inc. .........    70,000            861,875
                                                   ------------
                                                     16,757,625
                                                   ------------
BROADCASTING                  0.99%
  CBS Corp. ......................    40,000          1,637,500
                                                   ------------
COMPUTER PRODUCTS & SOFTWARE 24.45%
  America Online Inc. ............    40,000(a)       5,840,000
  Cisco Systems Inc. .............    60,000(a)       6,575,625
  Dell Computer Corp. ............    80,000(a)       3,272,500
  EMC Corp. ......................    35,000(a)       4,471,250
  International Business Machines
    Corp. ........................    25,000          4,431,250
  Microsoft Corp. ................    80,000(a)       7,167,500
  Siebel Systems Inc. ............   120,000(a)       5,677,500
  Sun Microsystems Inc. ..........    15,000          1,875,469
  Yahoo Inc. .....................     8,000          1,345,500
                                                   ------------
                                                     40,656,594
                                                   ------------
CONSUMER PRODUCTS             2.66%
  General Electric Co. ...........    40,000          4,425,000
                                                   ------------
DIVERSIFIED CHEMICALS         0.83%
  Monsanto Co. ...................    30,000          1,378,125
                                                   ------------

                                   NUMBER OF
                                     SHARES          VALUEC
--------------------------------------------------------------
ENERGY - OIL & GAS REFINING   7.66%
  BP Amoco PLC....................    30,000        $  3,028,125
  Enron Corp. ....................    15,000             963,750
  Exxon Corporation. .............    50,000           3,528,125
  Mobil Corporation. .............    40,000           3,520,000
  Texaco Inc. ....................    30,000           1,702,500
                                                    ------------
                                                      12,742,500
                                                    ------------
ENGINEERING/INDUSTRIAL
  PRODUCTION                  0.06%
  Thermolyte Corp. ...............    10,000(a)(b) shs.  100,000
                                                    ------------
FINANCIAL SERVICES            2.82%
  American Express Co. ...........    40,000           4,700,000
                                                    ------------
FOOD AND BEVERAGE PRODUCTS    2.61%
  American Italian Pasta Co. .....   100,000(a)        2,500,000
  The Coca Cola Company...........    30,000           1,841,250
                                                    ------------
                                                       4,341,250
                                                    ------------
HEALTHCARE FACILITIES         0.68%
  Rehabcare Group Inc. ...........    75,000(a)        1,129,688
                                                    ------------
INSURANCE                     1.78%
  Allstate........................    80,000           2,965,000
                                                    ------------
OIL DRILLING                  1.33%
  Diamond Offshore Drilling
    Inc. .........................    70,000           2,213,750
                                                    ------------
PASSENGER CRUISE LINES        0.88%
  Carnival Corp...................    30,000           1,456,875
                                                    ------------
PHARMACEUTICALS               7.54%
  Merck & Co. ....................    50,000           4,009,375
  Pfizer Inc. ....................    40,000           5,550,000
  Warner Lambert Inc. ............    45,000           2,978,437
                                                    ------------
                                                      12,537,812
                                                    ------------
PERSONAL CARE PRODUCTS        0.72%
  Gillette Co. ...................    20,000           1,188,750
                                                    ------------
PUBLISHING                    0.66%
  McGraw-Hill Cos., Inc. .........    20,000           1,090,000
                                                    ------------
REAL ESTATE INVESTMENT TRUSTS 2.75%
  Chateau Communities Inc. .......    40,000           1,100,000
  Franchise Finance Corp. ........    70,000           1,474,375
  Golf Trust of America...........    45,000           1,006,875
  National Golf Properties,
    Inc. .........................    45,000             990,000
                                                    ------------
                                                       4,571,250
                                                    ------------

[Logo]
                            STATEMENT OF NET ASSETS
                                 March 31, 1999

                                   NUMBER OF
                                     SHARES          VALUE(c)
--------------------------------------------------------------
RETAIL STORES                 2.12%
  Gap, Inc. ......................     25,000(a)  shs.$ 1,682,813
  Walmart Stores Inc. ............     20,000           1,843,750
                                                     ------------
                                                        3,526,563
                                                     ------------
SECURITY SERVICES             0.73%
  Kroll - O'Gara Co. .............     45,000(a)        1,212,188
                                                     ------------
SEMICONDUCTORS                2.86%
  Intel Corp. ....................     40,000           4,755,000
                                                     ------------
TELECOMMUNICATION EQUIPMENT   3.24%
  Lucent Technologies Inc. .......     50,000           5,387,500
                                                     ------------
TELECOMMUNICATIONS NETWORK
  AND SERVICES                8.57%
  Com 21 Inc. ....................     50,000           1,314,062
  ECI Telecom Ltd. ...............     60,000           2,101,875
  GTE Corp. ......................     40,000           2,420,000
  Qwest Communication
    International.................     50,000(a)        3,604,687
  SBC Communications Inc. ........     60,000           2,827,500
  Telephone & Data Systems Inc. ..     35,000           1,973,125
                                                     ------------
                                                       14,241,249
                                                     ------------
  TOTAL COMMON STOCKS
    (cost: $77,307,509)...........                    152,359,844
                                                     ------------
CONVERTIBLE PREFERRED
  SECURITIES                  1.47%
PASSENGER CRUISE LINES        1.47%
  Royal Caribbean Cruises,
    Conv. Preferred Cl. `A'.......     20,000           2,447,500
                                                     ------------
  TOTAL CONVERTIBLE PREFERRED
    SECURITIES (cost:
    $1,084,100)...................                      2,447,500
                                                     ------------
CORPORATE CONVERTIBLE BONDS   0.74%
DATA PROCESSING               0.74%
  Adaptec, Inc. 4.75% sub. deb.
    Conv. 2/1/04..................  1,000,000             828,750
  Data General Corp., 6% sub. deb.
    5/15/04.......................    500,000             405,625
                                                     ------------
  TOTAL CORPORATE CONVERTIBLE
    BONDS (cost: $1,271,000)......                      1,234,375
                                                     ------------


                                   PRINCIPAL
                                     AMOUNT          VALUEC
--------------------------------------------------------------
CORPORTATE BONDS              0.81%
HOTELS                        0.81%
  Host Marriott Corp.,9.375% Notes
    6/15/07....................... $1,265,000     $  1,346,086
                                                  ------------
  TOTAL CORPORATE BONDS (cost:
    $1,273,606)...................                   1,346,086
                                                  ------------
COMMERCIAL PAPER              5.29%
  American Express Credit Corp.,
    4.87% 04/07/99................  1,600,000        1,600,000
  General Electric Credit Corp.
    4.70% 04/05/99................  2,200,000        2,200,000
  General Motors Acceptance Corp.
    4.89% 04/06/99................  5,000,000        5,000,000
                                                  ------------
  TOTAL COMMERCIAL PAPER
    (cost: $8,800,000)............                   8,800,000
                                                  ------------
TOTAL INVESTMENTS
  (cost: $89,736,215)        99.95%                166,187,805
CASH AND OTHER ASSETS,
  LESS LIABILITIES            0.05%                     74,484
                            ------               -------------
NET ASSETS                  100.00%               $166,262,289
                            ======               =============
CLASS A SHARES
  (Equivalent to $34.55 per share
  based on 4,710,228 shares of
  Capital Stock outstanding)
CLASS B SHARES
  (Equivalent to $35.49 per share
  based on 76,509 shares of
  Capital Stock outstanding)
CLASS C SHARES
  (Equivalent to $34.78 per share
  based on 22,778 shares of
  Capital Stock outstanding)

-------------------------------------------------------------

(a) Non-income producing security.

(b) A unit consisting of one share of common stock of Thermolyte Corporation and one redemption right.

(c) Investments in securities traded on a national securities exchange are valued at the last reported sales price on the primary exchange on which they are traded on the last business day of the period. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale is reported on that date are valued at the mean between the last reported bid and asked price. Short-term money market instruments which have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Short-term money market instruments which have a maturity of 60 days or less are valued at amortized cost which approximates value.

                                                                          [Logo]

                       This page left blank intentionally

OFFICERS OF THE FUND
I.W. Burnham, II Chairman
Jon M. Burnham, President
     and Chief Executive Officer
Michael E. Barna, Executive Vice President
    Chief Financial Officer, Treasurer and Secretary
Debra B. Hyman, Executive Vice President
Ronald M. Geffen, Vice President
Frank A. Passantino, Vice President and
     Assistant Secretary
Louis S. Rosenthal, Vice President


INVESTMENT ADVISOR
Burnham Asset Management Corporation
1325 Avenue of the Americas
New York, New York 10019


DISTRIBUTOR
Burnham Securties Incorporated
1325 Avenue of the Americas
New York, New York 10019
Telephone: 1 (800) 874-FUND


CUSTODIAN
Investors Fiducuary Trust Co.
801 Pennsylvania
Kansas City, Missouri 64105


LEGAL COUNSEL
Hale & Dorr LLP
60 State Street
Boston, Massachusetts 02109


TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


SERVICING AGENT
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, Massachusetts 02171


http://www.burnhamfunds.com


This report has been prepared for the information of shareholders of The Burnham Fund Inc. and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospecuts that includes information regarding the Fund's objectives, policies, management, records and other information.


QUARTERLY REPORT



March 31, 1999


------------------------
 CONTINUITY  KNOWLEDGE




      Burnham
       ----
       Fund




   GROWTH   INCOME
-------------------------




  Burnham Securities Inc.
  PRINCIPAL DISTRIBUTOR